Accounts Receivable, Prepayments, Deposits and Other Receivables	12 Months Ended
Oct. 31, 2025
Accounts Receivable, Prepayments, Deposits and Other Receivables [Abstract]
ACCOUNTS RECEIVABLE, PREPAYMENTS, DEPOSITS AND OTHER RECEIVABLES
18.	ACCOUNTS RECEIVABLE, PREPAYMENTS, DEPOSITS AND OTHER RECEIVABLES

	As of October 31,
	2025	2024
	US$	US$
Accounts receivable arising from digital solutions services	1	662
Accounts receivable arising from media and entertainment services	7,433	3,970
Accounts receivable from hotel operations, hospitality and VIP services	4,400	2,013
Total accounts receivable	11,834	6,645

Prepayments	581	1,337
Deposits	749	236
Deferred offering costs	525	-
Other receivables	2,611	1,093
Prepayments, deposits and other receivables	4,466	2,666

The Group allows a credit period ranging from 0 to 90 days to its accounts receivable arising from digital solutions services for the demand note/invoices issued according to the payment schedules. The Group allows a credit period of up to 90 days to its accounts receivables arising from media and entertainment services business. The normal settlement terms of accounts receivable from hotel operations, hospitality and VIP services are specific terms mutually agreed between the contracting parties.

As of October 31, 2024 and 2025, included in the Group’s accounts receivable balance were debtors with aggregate carrying amounts of US$2,237 and US$7,695, respectively, which were past due as at the reporting date. As of October 31, 2024 and 2025, out of the past due balances, US$1,030 and US$2,037, respectively, had been past due 90 days or more. The management assessed that there has been no significant increase in credit risk nor risk of default because of the background of the debtors and historical payment arrangement with these debtors. The Group does not hold any collateral over these balances.